Exhibit 23


                     INDEPENDENT AUDITORS' CONSENT




The Board of Directors
National Western Life Insurance Company:


We consent to the use of our reports incorporated herein by reference.


                               KPMG Peat Marwick LLP


Austin, Texas
October 23, 1997